SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the

                        Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): January 25, 2002

                                      BOA

                                  (Depositor)

    (Issuer in respect of MORTGAGE PASS-THROUGH CERTIFICATES, Series 2001-f)

                (Exact name of registrant as specified in charter)

North Carolina                333-80941                     13-4147977/78
(State or other               (Commission File No.)         (I.R.S. Employer
    jurisdiction of                                         Identification No.)
    organization)



100 N. Tryon St., Charlotte, NC                             28255
(Address of principal executive offices)                    (Zip Code)


Registrant's Telephone Number, including area code: 704-388-5770

                                 Not Applicable
              (Former name, former address and former fiscal year,
                          if changed since last report)

Item 5.  Other Events

                                      BOA
                       MORTGAGE PASS-THROUGH CERTIFICATES
                                 Series 2001-f

On January 25, 2002, The Bank of New York, as Trustee for BOA, MORTGAGE PASS-THROUGH CERTIFICATES Series 2001-f, made a monthly distribution to Certificate holders of principal and/or interest pursuant to the Pooling and Servicing Agreement, dated as of October 1, 2001, among BOA as Depositor, BANK OF AMERICA MORTGAGE SECURITIES, INC., Seller and Master Servicer and The Bank of New York, as Trustee.

Item 7.  Financial Statements and Exhibits

                    (c) Exhibits

Exhibit No.                               Description

99 Report to Holders of BOA, MORTGAGE PASS-THROUGH CERTIFICATES Series 2001-f relating to the distribution date of January 25, 2002 prepared by The Bank of New York, as Trustee under the Pooling and Servicing Agreement dated as of October 1, 2001.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: January 25, 2002


                                      BOA


                          By: /s/ Courtney Barholomew
                              ------------------------------
                          Name:   Courtney Barholomew
                                  Vice President
                                  The Bank of New York,
                                  as Trustee

                                 EXHIBIT INDEX



Exhibit



                             Payment Date: 01/25/02


          ------------------------------------------------------------
                   BANK OF AMERICA MORTGAGE SECURITIES, INC.
               MORTGAGE PASS-THROUGH CERTIFICATES, Series 2001-f
                     Bank of America, N.A., Master Servicer
          ------------------------------------------------------------

Class Information                                Current Payment Information

----------------------------------------------------------------------------------------------------------------------------------
                                 Beginning       Pass Thru     Principal       Interest      Total           Principal  Interest
Type       Class Code   Name     Cert. Bal.      Rate          Dist. Amt.      Dist. Amt.    Dist.           Losses     Shortfalls
----------------------------------------------------------------------------------------------------------------------------------
Senior                  A1        396,144,566.22    4.897000%    11,921,942.10  1,616,599.95   13,538,542.05       0.00       0.00
                        A2        574,568,078.84    5.602847%    17,291,584.83  2,682,681.03   19,974,265.85       0.00       0.00
                        AIO     1,003,938,081.05    0.281924%             0.00    235,862.28      235,862.28       0.00       0.00
Residual                AR                  0.00    5.602847%             0.00          0.00            0.00       0.00       0.00
                        ALR                 0.00    5.602847%             0.00          0.00            0.00       0.00       0.00
                        B1         15,611,273.01    5.500000%        14,047.38     71,551.67       85,599.05       0.00       0.00
                        B2          6,215,959.91    5.500000%         5,593.26     28,489.82       34,083.08       0.00       0.00
                        B3          5,180,798.45    5.500000%         4,661.80     23,745.33       28,407.13       0.00       0.00
                        B4          2,072,319.38    5.500000%         1,864.72      9,498.13       11,362.85       0.00       0.00
                        B5          2,072,319.38    5.500000%         1,864.72      9,498.13       11,362.85       0.00       0.00
                        B6          2,072,765.86    5.500000%         1,865.03      9,500.18       11,365.21       0.00       0.00
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
Totals          -        -        1,003,938,081.05     -           29,243,423.85  4,687,426.50   33,930,850.35     -          -
----------------------------------------------------------------------------------------------------------------------------------
Class Information

--------------------------------------------------------------------------------
                                             Ending Cert.          Unpaid
Type             Class Code     Name         Notional Bal.         Interest
--------------------------------------------------------------------------------
Senior                          A1        384,222,624.11              0.00
                                A2        557,276,494.02              0.00
                                AIO       974,694,657.20              0.00
Residual                        AR                  0.00              0.00
                                ALR                 0.00              0.00
                                B1         15,597,225.63              0.00
                                B2          6,210,366.65              0.00
                                B3          5,176,136.65              0.00
                                B4          2,070,454.66              0.00
                                B5          2,070,454.66              0.00
                                B6          2,070,900.83              0.00
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Totals            -              -        974,694,657.20     -
--------------------------------------------------------------------------------

                             Payment Date: 01/25/02


          ------------------------------------------------------------
                   BANK OF AMERICA MORTGAGE SECURITIES, INC.
               MORTGAGE PASS-THROUGH CERTIFICATES, Series 2001-f
                     Bank of America, N.A., Master Servicer
          ------------------------------------------------------------

Class Information                                Current Payment Information

                                                      Factors per $1,000

------------------------------------------------------------------------------------------------------------------------
                                   Beginning     Pass Thru    CUSIP       Principal     Interest    Ending Cert./
Type        Class Code    Name   Cert. Bal.(Face)  Rate       Numbers       Dist.         Dist.     Notional Bal.
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
Senior                     A1    396,144,566.22     4.897000% 0605064Q2    29.077908      3.942927    937.128351
                           A2    574,568,078.84     5.602847% 0605064R0    29.077908      4.511255    937.128351
                           AIO   1,003,938,081.05     0.281924% 0605064S8     0.000000      0.227239    939.058742
Residual                   AR              0.00     5.602847% 0605064T6     0.000000      0.000000      0.000000
                           ALR             0.00     5.602847% 0605064U3     0.000000      0.000000      0.000000
                           B1     15,611,273.01     5.500000% 0605064V1     0.898228      4.575207    997.328834
                           B2      6,215,959.91     5.500000% 0605064W9     0.898228      4.575207    997.328834
                           B3      5,180,798.45     5.500000% 0605064X7     0.898228      4.575207    997.328834
                           B4      2,072,319.38     5.500000% 0605064Y5     0.898228      4.575207    997.328834
                           B5      2,072,319.38     5.500000% 0605064Z2     0.898228      4.575207    997.328834
                           B6      2,072,765.86     5.500000% 0605065A6     0.898185      4.575207    997.328878
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
Totals       -             -     1,003,938,081.05       -            -           -             -           -
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------

          ------------------------------------------------------------
                   BANK OF AMERICA MORTGAGE SECURITIES, INC.
               MORTGAGE PASS-THROUGH CERTIFICATES, Series 2001-f
                     Bank of America, N.A., Master Servicer
          ------------------------------------------------------------

--------------------------------------------------------------------------------
                             COLLATERAL INFORMATION
--------------------------------------------------------------------------------
                                           Total
                                           -----
Prin balance       974,694,657.10   974,694,657.10
Loan count                   2111             2111
Avg loan rate           6.743847%             6.74
Prepay amount       28,340,057.44    28,340,057.44

--------------------------------------------------------------------------------
                                FEES AND ADVANCES
--------------------------------------------------------------------------------
                                           Total
                                           -----
Master serv fees       900,056.86       900,056.86
Sub servicer fees            0.00             0.00
Trustee fees             1,673.23         1,673.23


Agg advances                  N/A              N/A
Adv this period              0.00             0.00

--------------------------------------------------------------------------------
                          LOSSES & INSURANCE COVERAGES
--------------------------------------------------------------------------------

                                           Total
                                           -----
Realized losses              0.00             0.00
Cumulative losses            0.00             0.00

Coverage Amounts                           Total
----------------                           -----
Bankruptcy                   0.00             0.00
Fraud               20,758,971.00    20,758,971.00
Special Hazard      10,993,115.11    10,993,115.11


                         Aggregate Certificate Information
   -----------------------------------------------------------------------------
   Class            Aggregate           Aggregate                     Aggregate
   Type            Percentage           Prepay Pct.              End Cert. Bal.
   -----------------------------------------------------------------------------
   Senior          100.000000%           100.000000%          1,003,938,081.05
   -----------------------------------------------------------------------------
   Junior            0.000000%             0.000000%                      0.00
   -----------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          DELINQUENCY INFORMATION
--------------------------------------------------------------------------------
Period                             Loan Count    Ending Stated Balance
------                             ----------    ---------------------
30 to 59 days                          10                 4,328,837.72
60 to 89 days                           3                 1,375,594.49
90 or more                              0                         0.00
Foreclosure                             0                         0.00

Totals:                                13                 5,704,432.21
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                REO INFORMATION
--------------------------------------------------------------------------------
   REO Date        Loan Number     Ending Stated Balance          Book Value
   --------        -----------     ---------------------          ----------
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   Totals:                              0                            N/A

Current Total Outstanding Balance:                                      0.00
Current Total Outstanding Number of Loans:                                 0

--------------------------------------------------------------------------------
                               OTHER INFORMATION
--------------------------------------------------------------------------------
                                  Amount/Withdrawal     Total/Ending Bal.
                                  -----------------     -----------------
Available remittance amount           33,930,850.35         33,930,850.35
Principal remittance amount           29,243,423.85         29,243,423.85
Interest remittance amount             4,687,426.50          4,687,426.50